Revenues	12 Months Ended
Dec. 31, 2019
Revenues
Revenues

9. Revenues

The Partnership has recognized the following amounts relating to revenues:

	For the year ended
	December 31,
	2017	2018	2019
Revenues from time charters	401,806	371,726	373,693
Revenues from the Cool Pool	—	11,475	4,994
Total	401,806	383,201	378,687

Revenues from the Cool Pool relate only to the pool revenues received from a GasLog Partners vessel operating in the Cool Pool and do not include the Net pool allocation to GasLog Partners of a gain of $1,058 for the year ended December 31, 2019 ($3,700 for the year ended December 31, 2018 and nil for the year ended December 31, 2017).

On June 23, 2019, the GasLog Shanghai exited the pool following a termination agreement dated June 6, 2019 that GasLog entered into with the Cool Pool and Golar in order to assume commercial control of GasLog’s and GasLog Partners’ vessels operating in the spot market.